CAPITAL DISCLOSURE AND MANAGEMENT	12 Months Ended
Nov. 30, 2018
Capital Disclosure And Management [Abstract]
CAPITAL DISCLOSURE AND MANAGEMENT
18.	CAPITAL DISCLOSURE AND MANAGEMENT

The Company defines its capital as shareholders’ equity. The Company’s objective when managing capital is to safeguard the Company’s ability to continue as a going concern. The Company manages its capital structure to maximize its financial flexibility making adjustments to it in response to changes in economic conditions and the risk characteristics of the underlying assets and business opportunities. The Company does not presently utilize any quantitative measures to monitor its capital. The Company is not subject to externally imposed capital requirements other than disclosed in Note 14.